Financial Investors Trust

ALPS | KOTAK INDIA GROWTH FUND

SUPPLEMENT DATED APRIL 20, 2021 TO THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) FOR THE FUND, DATED
FEBRUARY 28, 2021, AS SUPPLEMENTED FROM TIME TO TIME

Change of Custodian

Effective April 20, 2021, Brown Brothers Harriman & Co. (“BBH”) has replaced The Bank of New York Mellon as the Custodian for the ALPS | Kotak India Growth Fund. As a result, all references to The Bank of New York Mellon in the SAI with respect to the ALPS | Kotak India Growth Fund are hereby deleted and replaced with BBH.

In addition, the sub-section titled “Custodians” under the heading “OTHER INFORMATION ABOUT THE FUNDS” of the SAI is hereby deleted and replaced in its entirety with the following:

Custodian. Brown Brothers Harriman & Co. ("BBH”), located at 40 Water Street, Boston, Massachusetts 02109, serves as the custodian for the ALPS | Kotak India Growth Fund. State Street Bank and Trust Company, located at 225 Franklin Street, Boston, MA, 02171 (“State Street”), serves as Custodian for the ALPS | Red Rocks Global Opportunity Fund, Clough China Fund, ALPS | CoreCommodity Management CompleteCommodities Strategy Fund (as well as the Subsidiary), the RiverFront Funds and the Smith Funds. As such, State Street and BBH each hold in safekeeping certificated securities and cash belonging to the respective Funds and, in such capacity, is the registered owner of securities in book-entry form belonging to the Funds. Upon instruction, State Street and BBH each receive and deliver cash and securities of the respective Funds in connection with portfolio transactions and collect all dividends and other distributions made with respect to portfolio securities. State Street and BBH each also maintain certain accounts and records of the Funds.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.